UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 12, 2015

Green Plains Inc.

(Exact name of registrant as specified in its charter)

Iowa

(State or other jurisdiction of incorporation)

001-32924	84-1652107
(Commission file number)	(IRS employer identification no.)

450 Regency Parkway, Ste. 400, Omaha, Nebraska	68114
(Address of principal executive offices)	(Zip code)

(402) 884-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 12, 2015,  Green Plains Inc. announced that its Board of Directors had declared a quarterly cash dividend of $0.12 per share on the Company’s common stock. The cash dividend announced represents a 50% increase from the previous dividend. The dividend will be payable on September 18, 2015 to shareholders of record as of the close of business August 28, 2015.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed as part of this report.

Exhibit
Number	Description of Exhibit
99.1	Press Release dated August 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2015	Green Plains Inc. By: /s/ Jerry L. Peters Jerry L. Peters Chief Financial Officer (Principal Financial Officer)